UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 16, 2023

Ra Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(Address of principal executive offices, including zip code)

(973) 691-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

The contents of this Item 2.02 shall be considered filed rather than furnished.  On May 16, 2023, Ra Medical Systems, Inc. (the “Company”) filed a Form 12b-25 with the Securities and Exchange Commission that projected that the Company will recognize revenues of approximately $85,000 for the quarter ended March 31, 2023.

Following the merger with Catheter Precision, Inc. on January 9, 2023, the registrant's business focus has shifted to Catheter's products. As a result, the registrant's revenues and results of operations for the quarter ended March 31, 2023 relate primarily to Catheter's products, while revenues and results of operations for the quarter ended March 31, 2022 related to legacy Ra Medical products which are no longer being pursued by the registrant. Accordingly, this means that the financial results for the two quarters are not comparable. The registrant is able to preliminarily project revenues of approximately $85,000 for the quarter ended March 31, 2023, while revenues of $9,000 were reported in the quarter ended March 31, 2022. The foregoing information is preliminary and is subject to adjustment when final numbers are reported. Adjustments could result from a number of factors including but not limited to the input of the Company's auditors as they complete the review process.

Item 8.01.  Other Events.

The Company issued a press release on May 16, 2023.  A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.  The contents of Item 2.02 above are incorporated by reference herein.

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Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

99.1	Press Release Issued on May 16, 2023

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date:	May 16, 2023	By:	/s/ Steven Passey
Steven Passey
Chief Financial Officer and Secretary

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